UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 21, 2014
Date of Report (Date of earliest event reported)

SPOTLIGHT INNOVATION INC.
(Exact name of registrant as specified in its charter)

Nevada	333-141060	98-0518266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6750 Westown Parkway, Suite 200-226 West Des Moines, IA	50266
(Address of principal executive offices)	(Zip Code)

(515) 274-9087
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective August 21, 2014 the Company amended its filings with the State of Nevada to designate 3,000,000 shares of preferred stock of the Corporation as Series A Preferred Stock and 500,000 shares of preferred stock of the Corporation as Series C Preferred Stock, both with the rights, preferences, powers, restrictions and qualifications set forth in the respective Certificates of Designations for the foregoing series of preferred stock attached as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Filed with this	Incorporated by reference
Exhibit No.	Description	Current Report	Form	Filing Date	Exhibit No.
3.1	Series A Preferred Stock and Series C Preferred Stock Certificates of Designation filed with the State of Nevada August 21, 2014.	x

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPOTLIGHT INNOVATION INC.

Date: August 22, 2014	By:	/s/ Cristopher Grunewald
	Name:	Cristopher Grunewald
	Title:	President

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